UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) June 30, 2005




COMMISSION FILE NUMBER:  1-5555


                            WELLCO ENTERPRISES, INC.
               (Exact name of registrant as specified in charter)

NORTH CAROLINA                                                 56-0769274
(State of Incorporation)                   ( I.R.S. Employer Identification No.)

            150 Westwood Circle, P.O. Box 188, Waynesville, NC 28786
                     (Address of Principal Executive Office)

Registrant's telephone number, including area code 828-456-3545

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
         Pre-commencement communications pursuant to Rule 13e-4(c ) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.01 (a)   Changes in Control of Registrant

Based on a Schedule 13D received by the Registrant on June 30, 2005 and filed with the Securities and Exchange Commission on June 30, 2005, Sarah E. Lovelace as Executor of the Estate of James T. Emerson, deceased, ("Estate") is the beneficial owner of 747,084 of the common shares of the Registrant. These 747,084 shares represent 58.8% of the total issued and outstanding common shares of the Registrant. As executor of the Estate, Sarah E. Lovelace has sole power to vote and to dispose of these 747,084 shares.

James T. Emerson was the owner of 750,084 common shares of the Registrant, 3,000 shares of which were titled in a KEOGH plan created by James T. Emerson. The KEOGH plan apparently had five individuals designated as beneficiaries of these 3,000 shares. Therefore, the Estate is the beneficial owner of 747,084 shares of the Registrant formerly owned by James T. Emerson.

The Schedule 13D as filed on June 30, 2005 by Sarah E. Lovelace, as Executor of the Estate of James T. Emerson, deceased, is included in this Form 8-K as
Exhibit 99.

ITEM 5.02 (b) Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;

Mr. James T. Emerson, who died on June 14, 2005, served as a member of the Board of Directors of the Registrant. As provided by the Registrant's Charter, the remaining members of the Board of Directors (eight persons) may by majority vote fill the vacancy until the next annual meeting of shareholders (November 15, 2005). To date, the remaining members of the Board of Directors have not filled the vacancy.



Item 9.01 Financial Statements and Exhibits

(c)      Exhibits

          99. Schedule 13D as filed by Sarah E. Lovelace, as Executor of the Estate of James T. Emerson, deceased.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            WELLCO ENTERPRISES, INC.

 /s/ David Lutz
 David Lutz
 President - Chief Executive Officer


                                                         Dated: June 30, 2005

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                                                                  Exhibit 99
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 13D

                    Under the Securities Exchange Act of 1934
                              (Amendment No. ____)


                            WELLCO ENTERPRISES, INC.
                                (Name of Issuer)


                          COMMON STOCK, $1.00 Par Value
                         (Title of Class of Securities)


                                    949476105
                                 (CUSIP Number)


                                Sarah E. Lovelace
             as Executor of the Estate of James T. Emerson, deceased

                             c/o Harry P. Sakellaris
                 Clement & Wheatley, a Professional Corporation
                         549 Main Street, P.O. Box 8200
                             Danville, VA 24543-8200
                                 (434) 793-8200

                  (Name, Address and Telephone Number of Person
                Authorized to Receive Notices and Communications)


                                  June 21, 2005
             (Date of Event which Requires Filing of this Statement)


If the filing person has previously filed a statement on Schedule
13G to report the acquisition which is the subject of this Schedule 13D,

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and is filing this schedule because of Rule 13d-1(b)(3) or (4), check the following box ____.


NOTE: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Section 240.13d-7 for other parties to whom copies are to be sent.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 949476105
-----------------------------------------------------------------
1.   Name of Reporting Person
     I.R.S. Identification No. of Above Person (entities only)

     SARAH E. LOVELACE AS EXECUTOR OF THE
     ESTATE OF JAMES T. EMERSON, DECEASED
     Estate I.D. #20-6578706
-----------------------------------------------------------------
2. Check the appropriate box if a member of a group

     (b)
-----------------------------------------------------------------
3.   SEC Use Only


-----------------------------------------------------------------
4.   Source of Funds

     N/A
-----------------------------------------------------------------
5. Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e)

     N/A
-----------------------------------------------------------------
6. Citizenship or Place of Organization

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     U.S.A.
-----------------------------------------------------------------
7.   Sole Voting Power

     747,084 shares
-----------------------------------------------------------------
8.   Shared Voting Power

     N/A
-----------------------------------------------------------------
9.   Sole Dispositive Power

     747,084 shares
-----------------------------------------------------------------
10.  Shared Dispositive Power

     N/A
-----------------------------------------------------------------
11. Aggregate Amount Beneficially Owned by Each Reporting Person

     747,084 shares
-----------------------------------------------------------------
12. Check box if the aggregate amount in Row (11) excludes certain shares

-----------------------------------------------------------------
13. Percent of Class Represented by Amount in Row (11)

     58.8%
-----------------------------------------------------------------
14.  Type of Reporting Person

     OO
-----------------------------------------------------------------

ITEM 1. SECURITY AND ISSUER.

The securities to which this statement relates is the Common Stock, $1.00 par value, of Wellco Enterprises, Inc. (the "Company"), having its principal executive offices at 150 Westwood Circle, P.O. Box 188, Waynesville, North Carolina 28786.

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ITEM 2. IDENTITY AND BACKGROUND.

This statement is filed by Sarah E. Lovelace as Executor of the Estate of James
T. Emerson, deceased, having so qualified on June 21, 2005, in the Circuit Court of the City of Danville, Virginia.

The business address of Sarah E. Lovelace is:

482 Cedarbrook
Drive, Danville, VA 24541.

Sarah E. Lovelace has not, during the last five (5) years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

During the last five years, Sarah E. Lovelace has not been a party to any civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal and state securities laws or finding any violation with respect to such laws.

Sarah E. Lovelace is a citizen of the United States of America.

ITEM 3. SOURCE AND AMOUNT OF FUNDS OR OTHER
CONSIDERATION.

Sarah E. Lovelace was the sister of James T. Emerson.  James T.
Emerson died on June 14, 2005.  Prior to his death, James T.
Emerson reported his holdings of Company stock on Schedule 13D.

James T. Emerson owned 750,084 shares of Company stock at the time of his death, 747,084 of which were titled in his name individually and 3,000 shares of which were titled in a KEOGH plan created by James T. Emerson. The Estate, therefore, also has the ability to vote and dispose of 747,084 of those shares of Company stock. The KEOGH plan apparently had a beneficiary designation which established five individual beneficiaries, each being entitled to one-fifth of such KEOGH plan and its stockholdings.

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ITEM 4. PURPOSE OF TRANSACTION.

The Estate of James T. Emerson acquired the shares described in
Item 3 as a result of the death of James T. Emerson. All of the shares held by the estate are being held for investment purposes and not for the purpose of influencing the control of the Company. Sarah E. Lovelace, Executor of the Estate of James T. Emerson, is not a director or officer of the Company.

Sarah E. Lovelace individually owned 11,600 shares of Company stock in her own name at the time of death of James T. Emerson.

Sara E. Lovelace individually is designated as a beneficiary of a one-fifth interest in the KEOGH plan created by James T. Emerson which owned 3,000 shares of Company stock at the time of death of James T. Emerson. Therefor, Sarah E. Lovelace expects to receive 600 shares of the Company stock from such KEOGH plan, making her individual stockholdings in the Company 12,200 shares.

The Estate could sell some of the Company stock owned by the Estate for the purposes of raising cash to pay taxes, diversify the holdings of the Estate and create some liquidity.

Other than as set forth herein, the Estate of James T. Emerson currently has no other plan or proposal which relates to or would result in:

(a) The acquisition by any person of additional securities of the Company, or the disposition of securities of the Company;

(b) An extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving the Company;

(c) A sale or transfer of a material amount of assets of the Company;

(d) Any change in the present Board of Directors or management of the Company, including any plans or proposals to change the number or term of directors or to fill any existing vacancies on the Board;

(e) Any material change in the present capitalization or dividend policy of the Company;

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(f) Any other material change in the Company's business or corporate structure;

(g) Changes in the Company's charter, by-laws or instruments corresponding thereto or other actions which may impede the acquisition of control of the Company by any person;

(h) Causing a class of securities of the Company to be delisted from a national securities exchange or to cease to be authorized to be quoted on an inter-dealer quotation system of a registered national securities association;

(i) A class of equity securities of the Company becoming eligible for termination of registration pursuant to Section 12(g)(4) of the Act; or

(j) Any action similar to any of those enumerated above.

ITEM 5. INTEREST IN SECURITIES OF THE ISSUER.

The aggregate number of shares of Common Stock beneficially owned by the Estate of James T. Emerson at the date hereof is 747,084 shares or approximately 58.8% of the 1,270,746 shares of Common Stock currently issued and outstanding.

As executor of the Estate of James T. Emerson, Sarah E. Lovelace has sole power to vote and to dispose of the 747,084 shares of Common Stock owned by the Estate.

The Estate of James T. Emerson has not participated in or effected any transactions in the Company's Common Stock in the past sixty days.

ITEM 6. CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS
WITH RESPECT TO SECURITIES OF THE ISSUER.

The Estate of James T. Emerson is not a participant in any contracts, arrangements, understandings or relationships (legal or otherwise) with respect to any securities of the Company, including but not limited to transfer or voting of any of the securities, finders fees, joint ventures, loan or option arrangements, put or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies.

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ITEM 7. MATERIAL TO BE FILED AS EXHIBITS.

Not applicable.

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


/s/  Sarah E. Lovelace
----------------------------------------------------------------
Sarah E. Lovelace, as Executor of the
Estate of James T. Emerson, deceased

Date:  June 30, 2005

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